EXHIBIT 10.3
                               SECOND AMENDMENT TO THE
                AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                              OF GREAT LAKES REIT, L.P.


     This Second Amendment to the Amended and Restated Agreement of Limited Partnership of Great Lakes REIT, L.P. (the "Second Amendment") is made and entered into as of the 10th day of February, 1997 by Great Lakes REIT, Inc., a Maryland corporation ("GLREIT").

RECITALS:

     WHEREAS, GLREIT is the sole general partner of a Delaware limited partnership known as Great Lakes REIT, L.P. (the "Partnership"), the business and affairs of which are conducted in accordance with the terms and conditions of a certain Agreement of Limited Partnership dated September 27, 1996, as amended and restated by the Amended and Restated Agreement of Limited Partnership dated as of December 19, 1996, and the First Amendment to the Amended and Restated Agreement of Limited Partnership of Great Lakes REIT, L.P. dated February 6, 1997 (collectively the "Partnership Agreement"); and

     WHEREAS, Section 13.1(b)(ii) of the Partnership Agreement expressly provides, that GLREIT, the general partner of the Partnership shall amend the Partnership Agreement to reflect the admission of Partners in conformance with the Partnership Agreement; and

     WHEREAS, the certain unitholders of JMG Court Office Center Limited Partnership ("COC"), JMG Elgin Industrial Limited Partnership ("Elgin LP") and the Elgin Industrial Joint Venture ("Elgin JV") listed in Exhibit A attached hereto (the "Accepting Partners") have accepted the Exchange Offer dated January 24, 1997 pursuant to which the Partnership offered Limited Partnership Units in the Partnership in consideration for units in COC, Elgin LP and Elgin JV; and

     WHEREAS, GLREIT as general partner of the Partnership desires to amend the Partnership Agreement to reflect the addition of the Accepting Partners to the Partnership as new Limited Partners and to revise the percentage interests of the Partners to reflect the new interests; and

     NOW THEREFORE, the parties hereto hereby agree as follows:

     1. The Accepting Partners identified in Exhibit A attached hereto are hereby added to the Partnership as new Limited Partners and the Percentage Interests of the Partners are hereby revised as noted in Exhibit A attached.

     2. The date of this Second Amendment shall be the effective date of the transfer to the Partnership of the remainder of the properties owned by GLREIT as of December 31, 1996, so long as GLREIT completes the transfer no later than September 31, 1997. Notwithstanding that title to such assets may remain in the name of GLREIT, so long as such transfer is completed by the date noted above, all of the economic consequences of the operation of such properties shall, subject to the claims and restrictions of any secured lender, benefit and reside with the Partnership for the period from the date of this Second Amendment to the transfer date.

     3. Except as set forth above, no other provision of the Partnership Agreement shall be affected, amended or modified except to the extent necessary to conform to the above amendment. Unless defined herein all capitalized terms used in this Second Amendment shall have the definition provided in the Partnership Agreement.

     4. This Second Amendment has been proposed by GLREIT, in its capacity as the General Partner of the Partnership in accordance with the provisions of Section 13.1(b)(ii) of the Partnership Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date and year first above written.

                                                  GREAT LAKES REIT, INC.



                                                  By:  James Hicks
                                                      ------------------------
                                                         James Hicks
                                                  Its:   Vice President

                                   EXHIBIT A TO THE
                                 AMENDED AND RESTATED
                           AGREEMENT OF LIMITED PARTNERSHIP
                                          OF
                                GREAT LAKES REIT, L.P.


                           Effective Date: February 10,1997



                                                              Partnership           Preferred                 Percentage
Name and Address               Capital Contribution           Units                 Units                     Interest
----------------               --------------------           -------               -------                   --------
GENERAL PARTNER:

Great Lakes REIT, Inc.         Real estate and cash             2,855,425.5           68,116.7                     49.9923%
823 Commerce Drive
Oak Brook, IL  60523

LIMITED PARTNERS:

GLR No. 3                      Cash                                     881                  0                      0.0154%
823 Commerce Drive
Oak Brook, IL  60523

Great Lakes REIT, Inc.         Real estate and cash             2,855,425.5          68,116.7                      49.9923%
823 Commerce Drive
Oak Brook, IL  60521



JMG COURT OFFICE CENTER
LIMITED PARTNERSHIP
UNITS OR CASH TO BE
EXCHANGED FOR INTERESTS:


--------------------------------------------------------------------------------
Barz, Dale C.                                   523.150
May, Diane E.                                   523.150
Beemsterboer, Francine                          523.150
Cole, Richard G. Trust                        4,185.200
Grodrian, Tim A.                                261.575
Guckien, John V. Trust                        2,092.600
Hutson, Sandra L. Trust                       2,092.600
Janus, Wayne M. Trust                         2,092.600
Meulemans, Sandra J.                          1,150.930
Milczarek, Alex                               2,092.600
Saslow, Judy A.                               2,092.600
Shworles, Helen E.D.                          2,092.600



Spandikow, Mark S. & Donna                    1,046.300


JMG FOX VALLEY LIMITED
PARTNERS


LIMITED PARTNERS
---------------------------
Bergold, Roy T., Jr.                      Fox Valley LP Units     1,428.865
Bialek, Thaddeus R. Trust                 Fox Valley LP Units     1,714.638
Broffman, Morton H.                       Fox Valley LP Units     1,714.638
Calandra, Patricia M.                     Fox Valley LP Units     5,715.462
Cascino, Anthony E.                       Fox Valley LP Units     2,857.731
Clark, W.H.                               Fox Valley LP Units     5,715.462
DeHaan, Sharon                            Fox Valley LP Units     1,428.865
Grodrian, Tim A.                          Fox Valley LP Units       285.773
Hutson, Richard W. Trust                  Fox Valley LP Units     3,715.050
Kennedy, Walker, Jr. & Diane W.           Fox Valley LP Units       857.319
Knowles, Nancy W. Trust                   Fox Valley LP Units    28,577.308
Krohn, Karen A. Loving Trust              Fox Valley LP Units     1,428.865
Lenon, Richard A. Trust                   Fox Valley LP Units     2,857.731
Mar, Donald Y. & Jana T.                  Fox Valley LP Units     1,143.092
Moen, Timothy P.                          Fox Valley LP Units       857.319
Saslow, Judy A.                           Fox Valley LP Units     4,286.596
Shworles, Helen E.D.                      Fox Valley LP Units     5,715.462
Slattery, Anastasia M. & William E.       Fox Valley LP Units       857.319
Zoldan, Jack S.                           Fox Valley LP Units     1,428.865





Cole, Richard G.                          Elgin Indust. JV Units    24,778.969
FCL Mackey                                Elgin Indust. JV Units    24,050.031
